                                 LEASE OVERVIEW
                               OVERLAND SHEEPSKIN




             Location:   1655 Broadway
                 Size:   6,500 square feet
               Tenant:   Alfalfa's Boulder
           Lease Type:   Triple Net
            Guarantor:
           Lease Date:   April 10, 1989
    Commencement Date:   May 4, 1984 (Sublease agreement)

      Amendment Dated:   September 10, 1991

                 Term:   Lease term to expire May 15, 2000 per amendment
      Renewal Options:   6 years commencing 5/16/2000
                         Written Notice to Landlord by November 16, 1998

    Current Base Rent:                          $8,035.00
  Current CAM Charges:   Taxes                   1,239.00
                         Insurance                 188.00

     Annual Base Rent:   $96,423 (through May 16, 1997)
                         $14.83 per foot per year

          Escalations:   At each anniversary date rent shall increase by the
                         Implicit Price Deflator Index for Private Businesses.
                         This adjustment to be calculated by the lessor on an annual basis.

      Percentage Rent:   None
     Security Deposit:   None

                              ASSIGNMENT AGREEMENT

         This Assignment Agreement, dated this 10th day of April, 1989, between Overland Outfitters, Inc.(formerly known as Overland Sheepskin Co.,) an Iowa corporation ("Overland"), and Alfalfa's Boulder, Inc., a Colorado corporation ("Alfalfa's").

                                    RECITALS

                 A. Overland is tenant and First Interstate Bank of Denver, N.A., in its capacity as nominee is landlord ("Landlord") under a lease agreement (the "Master Lease") dated May 16, 1984 (a copy of which is attached as Exhibit A hereto), and covering the real property and improvements located at 1655 Broadway, Boulder, Colorado (the "Premises").

                 B. Alfalfa's is successor in interest to Natural Horizons, Inc.'s rights as sublessee under the sublease with Overland dated August 7, 1984, as amended August 7, 1984, and covering a portion of the Premises.

                 C. Alfalfa's desires to assume Overland's obligations under the Master Lease, and Overland desires to assign its interests in the Master Lease to Alfalfa's.

                                   AGREEMENT

                 For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                 1. Assignment. Overland hereby assigns, transfers and conveys to Alfalfa's, and Alfalfa's agrees to assume from Overland, effective as of the 15th day of April, 1989 (the "Effective Date"), the rights and obligations of Overland under the Master Lease, to have and to hold the Master Lease by Alfalfa's, its successors and assigns, on the terms and conditions set forth herein. In the event that the Landlord fails to consent below to this Assignment on or before April 15, 1989, this Agreement will not be deemed effective. Alfalfa's agrees to pay, perform and discharge all liabilities and obligations arising under the Master Lease after the Effective Date.

                 2. Consideration for Assumption of Liabilities. In consideration for the assumption by Alfalfa's of Overland's obligations and liabilities under the Master Lease, Overland hereby agrees to release Alfalfa's from any further obligations to Overland under the Sublease, including but not limited to liability for rent and reimbursement for tenant finish work. In addition, Overland agrees to pay to the Landlord the amount of rent due from Alfalfa's for the Premises for the 30-day period from April 16 through May 15, 1989. Alfalfa's also agrees to pay Overland all sublease payments for this same 30-day period.

                 3. Representations, Warranties and Covenants of Overland. (a) Overland hereby covenants and agrees that on or before the Effective Date, Overland will remove all removable wall coverings, display cases and other trade and light fixtures, and shall repair any damage caused by such removal.

                 (b) Overland hereby covenants, represents and warrants that as of the date of this Assignment and as of the Effective Date, the Premises are in good repair and condition, normal wear and tear excepted, and that no repairs costing more than $500 in the aggregate are required to meet Overland's obligations under section 14 of the Master Lease. Overland further represents and warrants that as of the Effective Date, the Premises are in compliance with all applicable laws, rules, regulations and codes.

                 (c) Overland hereby represents and warrants as of the date hereof and as of the Effective Date that Overland's interest in the Master Lease is free and clear of all liens and encumbrances, the Master Lease is in full force and effect and that the copy attached hereto as Exhibit A is true and correct and has not been amended, and that Overland is not presently in default under the Master Lease and has not committed or failed to commit any act which, with notice or the passage of time, or both, would result in a breach of the Master Lease.

                 4. Rent, Utilities, Taxes and Assessments. (a) Overland shall pay all utility charges accruing up to the Effective Date, and Alfalfa's shall pay all utilities charges thereafter.

                 (b) Overland shall pay, on or before the Effective Date, its pro rata share of real and personal property, sales and other applicable taxes and assessments accruing to the Effective Date, and Alfalfa's shall pay all taxes accruing thereafter.

                 (c) Overland shall pay all rent and additional rent charges, operating expenses and other assessments accruing pursuant to the terms of the Master Lease through the Effective Date, and Alfalfa's shall pay all rent and other charges accruing thereafter.

                 5. Risk of Damage. In the event that the Premises are damaged or destroyed by casualty or other damage prior to the Effective Date, Alfalfa's may elect to either (a) terminate this Assignment Agreement with no further obligation of either party, or (b) continue this Agreement in full force and effect, in which case Overland shall assign in writing to Alfalfa's all insurance proceeds, settlements and other sums receivable by Overland as a result of such damage or destruction, and shall assist Alfalfa's in the prosecution of or negotiation with any insurer or other party from whom amounts may be receivable as a result of such damage.

                 6. Indemnification. (a) Overland hereby agrees to indemnify and hold harmless Alfalfa's, its affiliates, and their officers, directors, employees and agents from any loss, cost, liability or expense (including but not limited to attorneys' fees and costs) arising or resulting from (i) Overland's breach of any of its representations, warranties or covenants given to Alfalfa's, or (ii) any actions or inactions of Overland relating to Overland's use of the Premises or performance under the Master Lease prior to the Effective Date.

                 (b) Alfalfa's hereby agrees to indemnify and hold harmless Overland and its officers, directors, employees and agents from any loss, cost, liability or expense (including but not limited to attorneys' fees and costs) arising or resulting from any actions or inactions of Alfalfa's relating to Alfalfa's use of the Premises or performance under the Master Lease after to the Effective Date.

                 7. Termination of Sublease. Upon the Effective Date, the Sublease Agreement dated August 2, 1984 shall terminate and be of no further force and effect.

                 8. Consents. Under paragraph 26 of the Master Lease, Tenant may not, without the prior consent of the Landlord, assign the Master Lease or any interest therein. Accordingly, the consent of the Landlord to this Assignment is a specific condition precedent to the assignment contemplated herein.

This Assignment shall not be deemed effective unless on or before April 15, 1989 the Landlord executes the consent to this Assignment set forth below which also releases Overland from further liability.

                 9. Miscellaneous. (a) This Assignment Agreement shall be governed by and construed under the laws of the State of Colorado.

                 (b) Any notices required to be sent hereunder shall be sent to Alfalfa's at 1655 Broadway, Boulder, Colorado 80302, Attention: Mark Retzloff, and to Overland at P.O. Box 647, Fairfield, Iowa 52556, Attention:
Roger Leahy.

                 (c) Alfalfa's has not retained any broker, agent or finder or agreed to pay any commissions or finders' fees in connection with this Assignment. Overland has retained Colorado Commercial Real Estate as its broker, shall be solely liable for all commissions and other expenses payable thereto, and shall hold harmless Alfalfa's and Landlord from any such commissions or other expenses payable to any broker or finder.

                 (d) Alfalfa's assumes ALL responsibility for securing governmental approvals for its use of the space and indemnifies the Landlord from any costs or obligations by governing agencies due to Alfalfa's particular use of the space. Also, Alfalfa's agrees not to invoke Paragraph B on Exhibit E to the Master Lease dated May 4, 1984.

                    Executed as of the date set forth above.

OVERLAND OUTFITTERS, INC.,        ALFALFA'S BOULDER, INC., a
an Iowa corporation               Colorado corporation

By:  /s/ ROGER LEAHY              By:  /s/ DALE K. KANIBAYOSKI
    ----------------------            -------------------------
    President                         President

THIS ASSIGNMENT IS CONSENTED TO THIS    DAY OF        1989. IT IS UNDERSTOOD AND
AGREED THAT ALFALFA'S BOULDER, INC. WILL ASSUME ALL LIABILITIES ARISING FROM
AND AFTER THE EFFECTIVE DATE OF THIS ASSIGNMENT UNDER THE MASTER LEASE, AND LANDLORD SHALL LOOK SOLELY TO ALFALFA'S BOULDER, INC. FOR PERFORMANCE OF ALL OBLIGATIONS ARISING UNDER THE MASTER LEASE AFTER THE EFFECTIVE DATE HEREOF.

First Interstate Bank of Denver,
N.A., Nominee

By:
    -----------------------

                                   EXHIBIT A

                          (Attached to and made a part
                          of the Assignment Agreement)

                                THE MASTER LEASE

                                                                     APPENDIX I

                                LEASE AGREEMENT

        THIS LEASE, made and entered into this       day of                 ,
1984, by and between COLORADO NATIONAL BANK, Boulder Nominee (hereinafter referred to as "Landlord") and OVERLAND SHEEPSKIN CO., a New Mexico Corporation qualified to do business in Colorado, with its principal place of business at P.O. Box 588, Taos, New Mexico 87571 (hereinafter referred to as "Tenant");

                             W I T N E S S E T H :

        IN CONSIDERATION of the covenants, terms, conditions, agreements and payments as hereinafter set forth, the parties hereto covenant and agree as follows:

        1. Property - Leased Premises. Landlord hereby leases unto Tenant the building located at 1655 Broadway, (hereinafter also referred to as the "premises"), also known more particularly as the building located on the following legal description:

        Beginning at the Northeast corner of Lot 6, SMITH'S ADDITION to the City of Boulder, according to the recorded plat thereof; thence westerly along the North line of said Lot 6 a distance of 40 feet to the True Place of Beginning (said 40-feet line being the Northerly line of the strip conveyed by Lewis Cheney to the City of Boulder by deed dated April 7th, 1884, and recorded April 9th, 1884 in Book 73 at Page 545, of the records of the Clerk and Recorder of Boulder County); thence from said True Place of Beginning Westerly along the North line of said Lot 6 and Lot 7, in said Smith's Addition to the City of Boulder, a distance of 130 feet; thence Southerly and parallel with the East line of said Lot 6, a distance of 100 feet; thence Easterly and parallel with the North line of said Lots 7 and 6 a distance of 130 feet, to the Westerly line of said 40-feet strip conveyed by Lewis Cheney to the City of Boulder, above referred to; thence Northerly along said Westerly line of said 40-feet strip and parallel with the East line of said Lot 6 a distance of 100 feet to the True Place of Beginning, all situtate in the County of Boulder, and State of Colorado on an "as-is" basis, the leasing of which shall be governed by the terms of this Lease.

        2. Term. The term of this Lease (hereinafter also referred to as "Initial Term") shall commence at 12:00 noon on the 4th day of May, 1984, until and unless terminated or renewed as herein provided for, shall end at 12:00 noon six years after the commencement date of this Lease.

                Landlord shall give possession of the leased premises on the date of commencement of the term hereof with respect to the area (approximately 4,500 square feet) currently used by Blue Mountain Arts for storage, and possession of the balance of the leased premises (currently used by Alfalfa's for storage) by April 25, 1984. By the signing of this lease, or any option relating hereto, Tenant shall be deemed to have accepted the leased premises and acknowledges that the leased premises are in satisfactory condition. No failure to give possession on the date of commencement of the term shall affect the validity of this Lease or the obligations of Tenant hereunder.

        3. Option to Extend. Upon full and complete performance of all the terms, covenants and conditions herein contained by Tenant and payment of all rental due under the terms hereof, Tenant shall be given the option to renew this Lease for an additional term of six years (hereinafter also referred to as "Extended Term") upon the same conditions. In the event Tenant desires to exercise said option to renew the term of this Lease, Tenant shall give written notice of such fact to Landlord not less than ninety (90) days nor more than one hundred fifty (150) days prior to the expiration of the current term of this Lease. In the event of such exercise, this Lease Agreement shall be deemed to be extended for the additional six-year period, subject to the right of the Landlord to make such adjustments and/or assessment of charges against Tenant as is provided herein.

        4. Rent. Tenant shall pay to Landlord, at the address of landlord's agent as herein set forth, or to such other address as Landlord may advise Tenant in writing, the following as rental for the leased premises:

                A.      Base Rental Rate:

        (1) The base annual rental for the first full year of the term hereof shall be $68,250.00 per year. Said rental shall be payable in monthly installments (basic first year monthly rental) of $5,687.50, in advance, on the first day of each month during the term hereof; provided, however, that Landlord waives the right to, and Tenant shall be under no obligation to pay, the basic first year monthly rental until August 1st, 1984.

                B. Escalation of Base Rental Rate. On a date which shall be one year from the commencement date of the term of this Lease and thereafter on each annual anniversary date of this Lease during the "Initial Term" as provided herein (hereinafter referred to as the "adjustment date"), the base annual rental due hereunder shall be adjusted upward (but not downward) (hereinafter also referred to as the "adjustment") by the annual percentage increase in the Index for the Implicit Price Deflator, Gross National Product (hereinafter also referred to as the "Index") (sample attached hereto as Schedule "A" and encircled in red). The first "adjustment" of the base annual rental herein set forth shall be based upon the percentage increase in the "Index" between that published on the closest date of publication prior to the commencement of the term of this lease, and that published on the closest date of publication thereof prior to the first annual anniversary date following the commencement of the term of this Lease multiplied by 50%. Thereafter, any such "adjustment" during the "Initial Term" of this Lease shall be based upon the annual percentage change in the "Index" multiplied by 50%. Upon each "adjustment date" the base annual rental then being paid shall be increased by an amount equal to the amount arrived at by multiplying the percentage increase in the "Index" for the preceding twelve months by 50%, the product of which shall then be multiplied by the then payable base annual rental.

                In the event the Tenant exercises its option to renew the term of this Lease for an "Extended Term" of six years as provided herein, the Base Annual Rental due during the first year of the "Extended Term" (hereinafter also referred to as the "Extended Base Annual Rental") shall be $68,250.00 plus an amount equal to $68,250.00 multiplied by the percentage increase in the "Index" for the preceding six (6) years (hereinafter referred to as the "Six-Year Index Factor"). The "Six-Year Index Factor" is based upon 100% of the increase in the "Index" instead of 50% as hereinbefore provided. The "Six-Year Index Factor" is equal to the percentage increase in the "Index" for the six years between that published on the closest date of publication prior to the commencement of the term of this Lease, and that published on the closest date of publication thereof prior to the commencement date of the "Extended Term" of this Lease. On a date which shall be one year from the commencement date of the "Extended Term" of this Lease, and thereafter on each annual anniversary date of the "Extended Term" of this Lease as provided herein (the "Extended Adjustment Date"), the "Extended Base Annual Rental" due hereunder shall be adjusted upward (but not downward) by the annual percentage increase in the "Index." The first such "adjustment" of the "Extended Base Annual Rental" herein set forth shall be based upon the percentage increase in the "Index" between that published on the closest date of publication thereof prior to the commencement date of the "Extended Term" of this Lease, and that published on the closest date of publication thereof prior to the first annual anniversary date following the commencement of the "Extended Term" of this Lease, multiplied by 80%. Thereafter, the yearly "adjustment" during the "Extended Term" of this Lease shall be based upon the annual percentage change in the "Index" multiplied by 80%. Upon each "Extended Adjustment Date" during the "Extended Term" the "Extended base Annual Rental" then being paid shall be increased by an amount equal to the amount arrived at by multiplying the percentage increase in the "Index" for the preceding twelve months by 80%, the product of which shall then be multiplied by the then payable "Extended Base Annual Rental."

        If publication of the "Index" shall be discontinued, the parties hereto shall thereafter accept the C.P.I. (Consumer Price Index) for all items, or if that "Index" is discontinued the parties hereto shall thereafter accept comparable statistics on the cost of living for United States cities, as they shall be computed and published by an agency of the United States or by a responsible financial periodical of recognized authority then to be selected by the parties hereto. In the event of (1) use of comparable statistics in place of the Index as above-mentioned, or (2) publication of the index figure at other than bi-monthly intervals, there shall be made in the method of computation herein provided for such revisions as the circumstances may require to carry out the intent of this paragraph.

        5. Security Deposit. Subject to collection, the Tenant has on the date this lease is signed by the parties hereto deposited with the Landlord the sum of $11,375.00 as security for the performance by the Tenant of the terms of this Lease. The Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or other sum as to which the Tenant is in default or for any loan which the Landlord may expend or may be required to expend by reason of the Tenant's default in respect of any of the terms of this Lease including, but not limited to, any damages or deficiency in the reletting of the leased property, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by the Landlord. In the event that the Tenant shall comply with all of the terms of this Lease, the security deposit shall be returned to the Tenant at such time as Tenant has completed construction and installation of all improvements to be made by Tenant, and such improvements have been inspected and approved by the City of Boulder, and Landlord has been satisfied that all labor and materials incorporated into such improvements have been paid for or that all mechanics' lien rights with respect thereto have expired. In the event of a sale or lease of the premises of which the leased property forms a part, prior to refunding such deposit, the Landlord shall have the right to transfer the security deposit to the vendee or lessee and the Landlord shall thereupon be released from all liability for the return of such security deposit and the Tenant shall look solely to the new landlord for the return of such security deposit. The Tenant shall not assign or encumber the money deposited as security, and neither the Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance.

        6. Taxes - Real Property - Responsibility. Tenant shall pay all taxes, levies and assessments including, but not limited to, the general real property taxes on 1655 Broadway and the land and improvements of which the leased premises are a part. Additionally, Tenant shall pay 100% of the increase in the general real property taxes due to any improvements to the leased premises made by Tenant. At the election of the Landlord, Landlord may advise Tenant of the estimated amount of such real property taxes, based on the most current available assessment and levy, and Tenant shall pay monthly to Landlord, as additional rent under the terms hereof, a sum equal to one-twelfth of Tenant's such estimated real property taxes. In the event the first and last months of the lease term are not full calendar months, the liability of Tenant under the terms hereof shall be prorated with Tenant being liable for only those number of days in such month during which this lease was in effect.

        In the event Tenant has not paid any and all sales and/or use taxes due or claimed to be due by and to any governing municipality as and when due, Landlord may declare Tenant to be in default pursuant to the terms and conditions of the within lease agreement, and Landlord further reserves the right to require Tenant to submit proof to Landlord at any time and from time to time that payment for such taxes are and have been duly and timely made to and received by all governing municipalities and authorities.

        7. Taxes - Personal Property - Responsibility. Tenant shall pay for any and all taxes and/or assessments levied and/or assessed against any furniture, fixtures, equipment and items of a similar nature installed and/or located in or about the leased premises by Tenant.

        8. Insurance - Responsibility of Landlord. The Landlord shall have and maintain in effect at all times during the term of this Lease insurance coverage on the leased premises, including permanently installed improvements and betterments, in an amount of at least 80% of the replacement value covering losses by fire, wind, hail, explosion, riot, malicious mischief and vandalism. Coverage for loss due to flood will be obtained for maximum limit available. Tenant shall pay to Landlord, as additional rent due hereunder, the premium payable for such insurance coverage. Landlord shall notify tenant of the premium for such insurance, and on the first day of the month next following receipt of notification of the amount of such a premium, and on the first day of each month thereafter until subsequent notification of any change, tenant shall pay to landlord 1/12th of the amount of such annual premium.

        Property damage insurance maintained by Landlord will not cover exterior signs, fences or other exterior improvements, nor shall it provide coverage for loss by earthquake, theft, or any other peril not listed above.

        9.      Insurance -- Responsibility of Tenant.

                A. During the construction of any improvement to the leased premises by tenant, tenant shall obtain and maintain workman's compensation insurance as shall be required by the laws of the State of Colorado or shall insist upon such coverage being maintained by the contractor doing the construction. Tenant shall further obtain and maintain during the course of any such construction a specific policy or endorsement affording to the landlord public liability insurance protection during the course of such construction, in which landlord shall be named as an insured. Before any work on the leased premises is commenced by tenant, tenant shall furnish to landlord proof of such insurance coverage.

                B. Tenant shall procure, pay for and maintain at all times during the term of this lease comprehensive public liability insurance with limits of at $500,000 per occurrence for bodily injury and not less than $100,000 per occurrence for property damage. Such policy shall specifically name landlord as an additional insured therein. Tenant shall deliver to landlord a certificate of insurance evidencing such coverage, which certificate of insurance and policy shall assure landlord that the same may not be cancelled or terminated by the carrier without at least 30 days prior written notification to landlord.

                C. Tenant shall procure, pay for and maintain at all times during the term of this lease property damage insurance and flood insurance, in such amounts as tenant may deem appropriate, covering damage to inventory, fixtures, business equipment, building glass, exterior signs, fences, storage facilities or other improvements installed or erected by tenant, other than interior real property improvements and betterments.

        10. Utilities. Tenant shall pay the cost of the installation of all meters and for all the ongoing utility services for the leased premises, including, but not limited to, heat, water, gas, electric and sewer services. In no event shall Landlord be liable for any interruption or failure in the supply of any such utility to the leased premises not caused by the Landlord.

        11. Parking Facilities. Landlord shall provide to Tenant nine parking spaces at the location depicted upon the diagram attached hereto as Exhibit "B". Landlord, at its cost, shall provide for all snow removal, repair, maintenance, replacement and striping of the parking lot, except as otherwise provided herein. Tenant, or Tenant in conjunction with other tenants using the parking lot, shall be responsible for monitoring, supervising, policing and enforcing the exclusivity of the parking spaces which are specifically allocated to Tenant as shown on Exhibit "B".

        12. Tenant's Operating and Upkeep Expense. The Tenant at its own expense shall be responsible for the reasonable and necessary operation, maintenance and repair of the leased premises, including, but not limited to, exterior signs, fences, storage facilities, sidewalks, parking areas, plumbing and all interior utility equipment installed or erected by Tenant. Landlord will keep the roof, structural parts of the walls, foundations and other structural parts of the building in good repair.

        13.     Alterations, Changes and Additions by Tenant.

                A. Landlord's Initial Responsibilities. Within sixty (60) days following the date this Lease is signed by both Landlord and Tenant, Landlord shall, at its cost and expense, take whatever steps may be necessary to assure that the presently installed fire sprinkler system in the leased premises is in operating condition and that the present ceiling insulation is, if now inadequate, brought up to satisfy requirements of the City of Boulder Building Code. Any modifications of the sprinkler system required to suit Tenant's needs or remodeling plans as a result of Tenant's intended use of the leased premises shall be made by Tenant at Tenant's sole cost and expense. In the event floodgates in or on the leased premises are required by the City of Boulder laws, codes or regulations, Tenant shall obtain and submit to Landlord bids for, or estimates of, the cost of installing the same. If approved by Landlord, Tenant shall thereafter cause such floodgates to be installed and, upon completion, Landlord shall reimburse Tenant the bid or estimate amount. If not approved by Landlord, Landlord shall cause such floodgates to be installed, at Landlord's cost and expense, at or by the time Tenant has completed its remodeling and is ready to occupy the leased premises.

        Landlord agrees to pay for, and provide, any necessary upgrading of utility service lines, and meter stub-ups for the leased premises as may be required by the City or utility companies. Tenant agrees to pay for, and have installed, any required meters, disconnects, service and distribution panels or lines that Tenant shall deem necessary.

        B. Interior of Leased Premises. Tenant may, during the term of this Lease, at Tenant's expense, but only upon demonstration of Tenant's financial ability and with the prior written approval of the Landlord, such approval not to be unreasonably withheld or delayed erect inside partitions, add new or add to existing plumbing and electric power service, add telephone outlets, add light fixtures, install additional heating and/or air conditioning or make such other changes or alterations as Tenant may desire, all of which shall be subject to Landlord's prior written approval of all materials, designs, and specifications, and which approval shall be obtained prior to Tenant's submission to any governing authority for any building permits. Prior to the commencement and during the course of such construction, Tenant shall comply with the existing PUD for the leased premises and all relevant laws, ordinances, regulations and orders and shall procure all necessary approvals, permits and certificates in connection therewith as may be required by all governmental agencies having jurisdiction thereof. At the end of this Lease, all such fixtures, additions, and/or alterations (except trade fixtures, if any, installed by Tenant and, if any, to be described on Exhibit "D" and attached hereto) shall be and remain the property of Landlord; provided, however, Landlord shall have the option to require Tenant to remove any or all such fixtures, additions and/or alterations Landlord deems to be of a specific use or nature, and to restore the leased premises to good condition, all at Tenant's cost and expense. All such work shall be done in a good and workmanlike manner and shall consist of new materials unless agreed to otherwise by Landlord, and all such work, upon completion, must be approved by the Building Inspector of the City of Boulder and all other governing authorities having jurisdiction thereof. Any and all repairs, installations, changes and/or modifications thereto shall be the responsibility of and at the cost of Tenant.

                C. Exterior of Leased Premises. Landlord must approve in writing, which approval shall not be unreasonably withheld, any signs to be placed in or on the leased premises, regardless of size or value, and/or any addition, change or alteration to the exterior of the leased premises. Prior to the cutting of any holes in the roof and/or any exterior surfaces or prior to any work being performed and/or any equipment being installed on the roof by Tenant, Tenant must submit to Landlord a structural report of the work to be performed. The prior written approval of such work by the Landlord is to be obtained by Tenant, which approval shall not be unreasonably withheld. If Tenant fails to obtain such prior written approval, then any roof or structural repairs necessitated by such change shall be the responsibility of Tenant. As a condition to the granting of such approval, Landlord shall have the right to require Tenant to furnish a bond or other security acceptable to Landlord sufficient to insure completion of and payment for any such work to be so performed. Prior to the commencement and during the course of such construction, Tenant shall comply with the existing PUD for the leased premises and relevant laws, ordinances, regulations and all orders and shall procure all necessary approvals, permits and certificates in connection therewith as may be required by all governmental agencies having jurisdiction thereof.

        14.     Care of Property -- Responsibility.

                Tenant shall furnish and maintain in good repair all equipment, machinery and appliances necessary for heat and air conditioning, furnish and maintain roughed-in electrical wiring and plumbing, provide all exterior maintenance, repairs and groundskeeping to and for the leased premises, except for repairs to the roof and other structural parts of the building. Tenant shall also be responsible for, and shall provide for, snow removal in connection with those sidewalk access facilities which are depicted on Exhibit "B" attached hereto (exclus-ive of the parking lot). Regardless of anything to the contrary herein, it shall be Tenant's sole responsibility to repair, maintain, and replace any and all improvements made by Tenants, both within and without the demised premises throughout the term of this Lease.

        Landlord may, but shall not be required to, enter the leased premises at all reasonable times to make such repairs, alterations, improvements and additions, including repairs and alterations to ducts and all other facilities for air conditioning service as Landlord may be required to do by the City of Boulder or by the order or decree of any court or by any other governmental authority, all at the sole cost and expense of Tenant.

        Tenant shall have the option to terminate this lease if Tenant is required by the City of Boulder or any other governmental authority to make repairs, alterations, improvements or additions to the leased premises costing in excess of the amount of $25,000.00; provided, however, that the foregoing shall not pertain to any repairs, alterations, improvements or additions initially proposed to be made to the leased premises by Tenant immediately following the inception of this lease nor during the first six (6) months of the term hereof. In the event Tenant elect to terminate this lease pursuant to this paragraph, Landlord shall not be liable to Tenant for any damages resulting from such termination, nor shall Landlord be obligated to refund to Tenant any security deposit then held by Landlord.

        Tenant will, at his own expense (but subject to any contractors' or builders' warranties) keep the leased premises, which shall be deemed to include all areas within or inside the exterior door to the leased premises and the exterior door itself, including all exterior glass, in good repair and tenantable condition during the term of this Lease, and Tenant shall promptly and adequately repair all damage to the leased premises and replace or repair all damaged or broken glass, fixtures and appurtenances, under the supervision and with the approval of Landlord, within a reasonable period of time. If Tenant does not do so, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof forthwith upon being billed for same.

        Tenant is responsible for replacement of all burned-out light bulbs within the leased premises whether the light fixture is owned by Tenant or Landlord. Tenant further agrees at the end of the term to return the leased premises to Landlord in substantially as good condition as when received, except for usual and ordinary wear and tear. Tenant further agrees to be responsible for any repairs and/or maintenance required for any part of the improvements of which the leased premises are a part where such repair and/or maintenance is necessitated by actions or inactions of Tenant and/or activities conducted by Tenant on the leased premises and/or as may be necessitated by any governing authority.

        15. Control of Common Areas. All parking areas, grounds and other facilities furnished by Landlord in, on or near the improvements of which the leased premises are a portion, shall at all times be subject to the exclusive control and management of the Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to said facilities and said areas; provided, however, that such exclusive control and management of the parking area shall not impose upon Landlord the obligation to provide, beyond the extent or degree which Landlord may voluntarily elect to provide, for policing, supervision, and enforcement of the exclusivity of the particular parking spaces assigned to tenant pursuant to paragraph 11 of this Lease.

        16. Use of the Premises and Care of Grounds -- Tenant. Tenant shall use the leased premises primarily for retailing of clothing goods and related activities and services, and other uses as permitted herein. The use of the leased premises for any other purpose is hereby expressly prohibited unless Landlord otherwise agrees in writing. Tenant shall continuously and uninterruptedly during the term or any extended term of this Lease occupy and use the leased premises for the purposes hereinabove specified unless prevented from doing by causes beyond Tenant's control. The requirements of the preceding sentence shall not be breached or violated by closings of Tenant's business operations for holidays or weekends, or by closings during vacation periods of no more than two consecutive weeks occurring no more frequently than twice each calendar year. Tenant shall not do anything in or about the leased premises, which will, in any way, void or make voidable any insurance on the leased premises and/or the improvement of which the leased premises are a part and/or the real property on which said improvements are located. Tenant agrees to pay, as additional rent, an amount equal to any increase in the insurance premiums that may be charged during the term of this lease for the amount of the insurance carried by Landlord on the total improvements of which the leased premises are a part and/or the real property on which said improvements are located. Tenant agrees to pay, as additional rent, an amount equal to any increase in the insurance premiums that may be charged during the term of this Lease for the amount of the insurance carried by Landlord on the total improvements of which the leased premises are a part when such increase results from activities carried on by Tenant on the leased premises, whether or not Landlord has consented to the same. Tenant shall conform to all present and future laws and ordinances of any governmental authority having jurisdiction over the leased premises. Tenant shall not allow any accumulation of trash or debris on the leased premises or within any portion of the improvements of which the leased premises are a part. No storage of any material outside of the leased premises shall be allowed unless first approved by Landlord in writing, and then in only such areas as are designated by Landlord. Tenant will not use or permit upon the premises anything unreasonably dangerous to life or limb. Tenant will not in any manner deface or injure the building or any part thereof. Tenant shall not commit or suffer any waste on the leased premises nor shall Tenant permit any nuisance to be maintained on the leased premises or permit any disorderly conduct, common noise or other activity having a tendency to annoy or disturb any occupants of any part of the improvements of which the leased premises are a part and/or any adjoining property, except during the period of construction of any improvements to be made by Tenant as provided herein, which period of construction shall not continue for longer than three (3) months from the commencement date of this Lease or as reasonably may be necessary thereafter.

        17. Liability for Overload. It shall be Tenant's sole and exclusive responsibility to meet all fire regulations of any governmental unit having jurisdiction over the leased premises as such regulations affect Tenant's use of sidewalks and pavements adjoining the same which will result from the movement of heavy articles. Tenant shall be liable for the cost of any damage to the leased premises, the improvements of which the leased premises are a part or the sidewalks and pavements adjoining the same which will result from the movement of heavy articles. Tenant shall not unduly load or overload the floors or any part of leased premises.

        18. Glass and Door Responsibility. Replacement and repair of all glass and doors on, within or bounding the leased premises shall be the responsibility of the Tenant. Any replacement or repair shall be promptly completed at the expense of the Tenant.

        19. Rules and Regulations. Landlord reserves the right to adopt and promulgate reasonable rules and regulations applicable to the leased premises and the land and improvements of which the leased premises are a part and from time to time to amend or supplement said rules and regulations. Notice of such rules and regulations and amendments and supplements thereto shall be given to Tenant, and Tenant agrees to comply with and observe such rules and regulations and amendments and supplements thereto, provided, however, the same shall apply uniformly to all tenants of the improvements of which the leased premises are a part and shall not materially adversely affect Tenant's rights hereunder.

        20. Damage to Leased Premises. In the event that the leased premises are destroyed or so damaged by fire or other casualty that, as reasonably estimated by landlord, repairs to the leased premises in order to render the same tentantable once again would require in excess of 120 days from the date of the destruction or damage if promptly and diligently processed, the landlord shall have the option to terminate this Lease, provided that if the landlord wishes to terminate this Lease it give written notice of termination to tenant within thirty (30) days of the date of such damage or the option to terminate shall be void. In the event that landlord exercises the option to terminate, this Lease shall be deemed to have been terminated on the day of the casualty and the tenant shall surrender possession within ten days after the effective date of the notice of termination. In the event that Landlord does not exercise the said option to terminate this Lease, the Landlord, at its sole expense, shall repair the damage with reasonable dispatch, restoring the leased premises as nearly as possible to its condition prior to such damage, including any addition or improvements made by the tenant which become the property of the Landlord under the terms of this Lease, but excluding other Tenant fixtures, contents or improvements with respect to which Tenant is obligated under this Lease to maintain property damage insurance coverage. If the damage to the leased premises has rendered the leased premises untenantable, either in whole or in part, unless Landlord elects to terminate this Lease as aforesaid and unless and except where such casualty damage was caused by Tenant's negligence, there shall be an equitable reduction in rent until the damage has been repaired. In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by strikes, adjustments of insurance, and other causes beyond the Landlord's control; provided, however, that in the event the damage has not been repaired within nine (9) months from the date of said damage, Tenant, in its sole discretion, may terminate this Lease by given ten
(10) days' written notice thereof to the Landlord.

        Landlord and Tenant hereby grant to each other, on behalf of themselves and any insurer providing fire and extended insurance coverage to either of them covering the leased premises, improvements thereon and contents therein, a waiver of liability to the extent of losses covered by either's insurance coverage and any right of subrogation that any such insurer of one party may have against the other party by virtue of payment of any loss under such insurance, such waiver to be effective so long as each is empowered to grant such waiver under the terms of his or its insurance policy or policies. The foregoing shall not constitute a waiver of any claim of liability by either party against the other for losses suffered by either that are not covered by insurance coverages maintained or required to be maintained pursuant to the terms of this Lease, including, without limitations, losses within policy deductible amounts or losses in excess of limits of coverage either actually maintained or required by this Lease to be maintained, whichever is greater.

        21.     Inspection of and Right of Entry to Leased Premises.

                A. Landlord, and/or Landlord's agents and employees, shall have the right to enter the leased premises at all times during regular business hours and, at all times during emergencies, to examine the leased premises, to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, provided there is no unreasonable interference with Tenant's substantially the same conduct of its business, and Landlord shall be allowed to take all materials into and upon said premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and the rent reserved shall in no way abate while such repairs, alterations, improvements or additions are being made, for reason of loss or interruption of business of Tenant or otherwise. Landlord reserves the right, at any time during the term hereof, to exhibit the leased premises to any prospective purchaser of the improvements of which the leased premises are a part and/or to place upon the leased premises and/or the improvements of which the leased premises are a part a notice or sign indicating the property is for sale, and during the ninety (90) days prior to the expiration of the term of this Lease or any renewal thereof, Landlord may exhibit the premises to prospective tenants and may place upon the leased premises the usual notices indicating the leased premises are for lease.

                B. Landlord shall have the right to approve the weight, size and location of safes and other heavy equipment and articles in and about the leased premises and the access and parking areas and to require all such items and furniture and similar items to be moved into and out of the building and within the building and leased premises only at such times as will not interfere with business operations of other tenants. Movements of Tenant's property into or out of the building and within the building are entirely at the risk and responsibility of Tenant.

                C. Landlord shall have the right to take all reasonable measures necessary for the security of the building and its occupants. Tenant agrees, however, that security within its leased premises is solely the responsibility of the Tenant.

                D. Nothing contained herein shall impose any obligation upon the Landlord to do or perform any of the above and foregoing. Landlord may enter upon the premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant.

        22.     Covenant against Liens.

        Tenant shall post notice pursuant to section 38-22-101, et seq., C.R.S. 1973, as amended, negating Landlord's liability for any mechanic's liens resulting from any work, labor or materials performed for or delivered at Tenant's request for incorporation into the leased premises.

        In case any such lien attaches to the leased premises for work claimed to have been furnished to Tenant, Tenant shall promptly and within ten (10) days either pay off or otherwise satisfy or remove lien at Tenant's expense, or file with the Clerk of the District Court in Boulder County a corporate surety bond equal to one and one-half the amount of the lien, or such other amount as may be required to remove said lien, plus all costs associated therewith pursuant to the requirements of section 38-22-131 C.R.S. (1981 Cum. Supp.) and any amendments thereto.

        Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord's title or interest in the leased premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only.

        23. Default - Remedies of Landlord. Annual Base Rent and any other amount to be paid with the Annual Base Rent in regular monthly installments shall be due on the first day of each calendar month and shall be delinquent if not received by Landlord on or before the tenth of the month. Any other rent, fee, charge or payment to be made by Tenant hereunder (all of which are to be considered additional rental payments, unless other time limits for payment are prescribed herein), shall be due ten days after receipt by Tenant of a statement from Landlord and shall be delinquent if not received by Landlord within ten days from the date due.

        If Tenant shall be delinquent in the payment of rent or other charges due from Tenant hereunder or default in the keeping of any of the terms, covenants or conditions of this Lease to be kept and/or performed by Tenant, or if any proceedings be commenced by or for Tenant under any of the bankruptcy laws or if Tenant is adjudged insolvent by any court, or if Tenant makes an assignment for the benefit of creditors, or if Tenant enters into a general extension agreement with creditors, or if Tenant's leasehold interest shall be levied upon by execution or seized by virtue of any writ of any court of law, then such events, if not cured within thirty (30) days after notice of default (from Landlord to Tenant), shall constitute a breach of this Lease and Landlord may, at Landlord's option, exercise any one or more of the rights available to Landlord under the laws of the State of Colorado now or hereafter in effect, consequently or concurrently, including, without limitation, those set forth below. Upon the occurrence of any event of default, Landlord shall give written notice thereof to Tenant, specifying the act or event of default, in accordance with the notice provisions set forth in paragraph 35 of this Lease. Tenant shall have thirty (30) days following the effective date of such notice within which to cure and/or correct such default. Upon Tenant's failure to do so:

                A. Landlord may, if Tenant refuses upon proper demand to quit the premises, immediately or at any time thereafter, terminate this Lease pursuant to section 13-40-101, et seq., C.R.S. 1973, as amended, and obtain through judicial process a writ of restitution and thereby repossess the leased premises, together with all additions, alterations and improvements thereto. Landlord may, at its option, at any time and from time to time thereafter, relet the leased premises or any part thereof for the account of Tenant or otherwise, and receive and collect the rents therefor and apply the same first to the payment of such expenses as Landlord may have incurred in recovering possession and for putting the same in good order and condition for re-rental, and expense, commissions and charges paid by Landlord in reletting the leased premises. Any such reletting may be for the remainder of the term of this Lease or for a longer or shorter period. In lieu of reletting such leased premises, Landlord may occupy the same or cause the same to be occupied by others.
Whether or not the leased premises or any part thereof be relet, and provided that Landlord does not reoccupy them, Tenant shall pay the Landlord the rent and all other charges required to be paid by Tenant up to the time of the expiration of this Lease or reoccupancy by Landlord, as the case may be, and thereafter, Tenant, if required by Landlord, shall pay to Landlord until the end of the term of this Lease, the equivalent of the amount of all rent reserved herein and all other charges required to be paid by Tenant, less the net amount received by Landlord for such reletting, if any, and Landlord shall have the duty to exercise its best effort to re-lease the premises, and nothing herein is intended to alter such obligation of the Landlord.

        If the leased premises shall be re-occupied by Landlord, then, from and after the date of repossession, the Lease shall be deemed to have been terminated by Landlord and Tenant shall be discharged of any obligations to Landlord under the provisions hereof for the payment of rent.

        In the event of any default by Tenant, and regardless of whether the premises shall be relet or possessed by Landlord, any fixtures, additions, and the like then on the premises may be retained by Landlord, in accordance with the provisions herein.

        In the event Tenant is in default under the terms hereof and, by the sole and reasonable determination of Landlord. Tenant is in default and has abandoned the leased premises, Landlord shall have the right to remove all of Tenant's property from the leased premises and dispose of said property in a commercially reasonable manner, and in accordance with the provisions herein, all at the cost and expense of Tenant and without liability of Landlord for the actions so taken. Such re-entry and removal of personal property shall not be considered or construed to be a forcible entry and shall be a remedy in addition to and separate and apart from the Landlord's right of distraint provided for in paragraph 23D below.

                B. Landlord shall also have the right to continue this lease in full force and effect, including Tenant's right to possession and Landlord's right to collect rental as it becomes due, provided Landlord may, at Landlord's option, take any action necessary or appropriate, including entering upon the demised premises to cure any breach, in which event the reasonable cost to Landlord for such cure, including attorney's fees, shall become immediately due and payable by Tenant as additional rental per annum. Any installment of rent or other payment which is not paid when due shall bear interest at the rate of eighteen per cent (18%) per annum.

                C. Additionally, Landlord shall have the right to seek such equitable relief as may be appropriate.

enter upon the leased premises at any reasonable time to exercise its right of distraint against any property of the Tenant and may, subject to the provisions herein, seize such property having a value of the amount of unpaid rent and Landlord may keep said property in its possession until the time such rental payment or payments have been made.

                E. All powers and remedies given by this Lease to Landlord may be exercised, from time to time, and as often as occasion may arise or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power or shall be considered to be a waiver of any such default or acquiescence thereof. The acceptance of rental by Landlord shall not be deemed to be a waiver of any breach of any of the covenants herein contained or of any of the rights of Landlord to any remedies herein given.

        24. Legal Proceedings -- Responsibility. In the event of any proceeding at law or in equity wherein Landlord, without being in default as to its covenants under the terms hereof, shall be made a party to any litigation by reason of Tenant's interest in the leased premises, Landlord shall be allowed and Tenant shall be liable for and shall pay all costs and expenses incurred by Landlord, including reasonable attorneys' fees, except those costs, expenses and fees covered by policies of insurance held by Landlord, assuming such costs, expenses and fees are, in fact, paid to the Landlord. In the event either party shall be required to commence any legal proceeding relating to the leased premises and/or Tenant's occupancy thereof and/or Tenant's relation thereto, prevailing party shall be allowed and other party shall be liable for and shall pay all costs and expenses incurred by the prevailing party, including reasonable attorneys' fees.

        25. Hold Harmless of Landlord and Tenant. Except to the extent of the waiver of liability and subrogation rights for insured losses, as set forth in paragraph 20 of this Lease, Landlord and Tenant will indemnify and hold the other harmless from and against any and all claims, losses, expenses, costs, judgments and/or demands arising from their respective conduct on the leased premises and/or on account of their respective operation or actions and/or from and against all claims arising from any breach or default by them or any act of negligence by them, their agents, contractors, servants, employees, licensees, or invitees; or any accident, injury or death of any person or damage to any property in or about the leased premises arising from or caused by their respective conduct, misconduct or negligence.

        26. Assignment or Subletting. Tenant shall not without the consent of the Landlord, which shall not be unreasonably withheld, assign this Lease or any interest hereunder, or suffer or permit any assignment thereof by operation of law. Tenant may sublet the leased premises or any part thereof or permit the use of the premises by any parties other than Tenant, its agents and employees for any use, provided, however, that no use of the leased premises by Tenant or any Subtenant or other user should be permitted for the purpose of operating therein any food preparation or sales or restaurant use; any adult entertainment arcade, show or bookstore; any night club; or other business or use of a similar nature to those just enumerated, nor for any activity disallowed by any reason by any regulatory or governing authority, and further provided that prior to any such subletting, Tenant shall execute any additional form requested by Landlord to further enumerate or effectuate an assignment of leases and rents between Tenant and any sub-tenant.

        In the event Tenant subleases all or any part of the leased premises, Tenant hereby assigns, transfers and sets over unto Landlord all of Tenant's right, title and interest in and to any such subleases and any extensions and renewals thereof and the rents, profits and income derived from the property by or through such subleasing, with full and complete authority and right in the landlord, in case of default by Tenant in the payment of the rental due under this lease or the failure of the Tenant to comply with any of the other terms and conditions contained in this lease, to demand, collect, receive and receipt for such sublease rents, profits and income and to apply the same against any and all amounts owing from Tenant to Landlord under this lease. Tenant covenants and agrees not to receive or collect any rents from any present or future sublessees of the leased premises or any part thereof for a period of more than one month in advance, nor to pledge, transfer, mortgage or otherwise encumber or assign future payments of said rents, nor to waive, excuse, condone, discount, set off, compromise or any manner release or discharge any subtenants of and from any obligations, covenants, conditions and agreements by the said subtenants to be kept, observed and performed, including the obligations to pay the rents thereunder. In the event Tenant defaults in the observance or performance of any term, obligation, covenant, condition or warranty in this paragraph, then, in each such instance the same shall constitute and be deemed to be a default under this lease. So long as there shall exist no default by Tenant in the payment of any amount due Landlord under this lease or in the observance and performance of any other obligation, term, covenant or condition herein, Tenant shall have the right under a license granted hereby to collect upon, but not prior to accrual, all of the said rents arising from or out of subleases of the leased premises or any renewals or extensions thereof, and Tenant shall receive such rents and shall hold the same as well as the right and license to receive the same as a trust fund to be applied (and Tenant hereby covenants to so apply the same) to the payment of any and all amounts due from Tenant to Landlord under this lease. Tenant will deliver to Landlord copies of any and all executed subleases pertaining to the leased premises and agrees to make, execute and deliver unto Landlord upon demand at any time or times, any and all assignments and other instruments sufficient for the purpose or that the Landlord may deem to be advisable for carrying out the true purposes and intent of the foregoing assignment.

        27. Warranty of Title. Landlord covenants it has good right to lease the leased premises in the manner described herein and that Tenant shall peaceably and quietly have, hold, occupy and enjoy the premises during the term of the Lease.

        28. Governmental Acquisition of Property. In the event all or any portion of the leased premises and/or the improvements of which the leased premises are a part shall be taken by condemnation or eminent domain, Landlord shall have the right to terminate this lease upon written notice to Tenant, provided, however, that in the event only a portion of the leased premises shall be so taken by condemnation or eminent domain, the Tenant, with the written consent of Landlord which shall not be unreasonably withheld, shall have the right to continue leasing any portion of the leased premises not so taken by governmental action upon the same terms and conditions as provided herein, except that the base annual rental due hereunder shall be prorated to reflect the actual number of square feet then available for Tenant's use. Landlord agrees not to initiate or otherwise request that any condemnation proceedings be instituted against the property.

        Landlord shall have complete freedom of negotiation and settlement of all matters pertaining to the governmental acquisition of the real property and real property improvements, it being understood and agreed that any financial settlement respecting the land and the improvements to be taken, whether resulting from negotiation and agreement or condemnation proceedings, shall be the exclusive property of Landlord, except to the extent that Tenant shall be entitled to share with Landlord in any such financial settlement or award to the extent of the undepreciated value of Tenant's real property improvements and betterments, calculated on the basis of such improvements or betterments being written off by Tenant over the initial six-year term of this lease. The foregoing, however, shall not preclude Tenant from claiming and obtaining from anyone other than Landlord compensation for the taking of any personal property belonging to Tenant or for incidental damages suffered by Tenant so long as such incidental damages do not detract or diminish from the recovery to which Landlord might otherwise be entitled. The taking of the land or any improvements leased hereunder shall not be considered as a breach of this lease by Landlord, nor give rise to any claims by Tenant for damages or compensation from Landlord except as hereinabove provided.

        29. Changes and Additions to Improvements by Landlord. Landlord reserves the right at any time to make alterations or additions to the improvements of which the leased premises are a part and/or to build additions or other structures adjoining said improvements. Landlord also reserves the right to construct other buildings and/or improvements in the immediate area of the improvements in which the leased premises are located and to make alterations or additions thereto, all as Landlord shall determine. However, such changes and additions by Landlord shall not deny Tenant access to the leased premises nor shall they materially impair or impede Tenant's ability to make reasonable use of the leased premises as provided in Section 16 herein, and Landlord shall use its best efforts to prevent such denial of access to, or impairment of, use of the leased premises. Landlord further reserves the exclusive right to the roof of the improvements of which the leased premises are a part and the airspace above said roof; provided, however, that Tenant shall have the right to install and maintain improvements on the roof subject to the provisions of this Lease. In the event a significant alteration or addition is to be made by Landlord upon the leased premises, Landlord shall give to Tenant written notice of such alteration or addition prior to commencement of construction thereof. Tenant shall, within thirty (30) days following receipt of any such notice, register with Landlord, in writing, any objection or protest thereto, and upon failure to do so shall be deemed to have waived any objection or protest thereto.

        30. Subordination. It is expressly understood and agreed that this Lease shall be subject and subordinate to any mortgage or deed of trust now upon the demised premises and any mortgage or deed of trust hereafter placed upon the demised premises, provided that the mortgagee or beneficiary under such future mortgage or deed of trust agrees in writing with Tenant or adequate provision is made in such mortgage or deed of trust that, regardless of any default or breach under said mortgage or deed of trust or of any possession or sale of the whole or any part of the premises under or through such mortgage or deed of trust, this Lease and Tenant's possession shall not be disturbed by mortgagee or beneficiary or any other party claiming under or through such mortgage or deed of trust; provided, however, that Tenant shall continue to observe and perform Tenant's obligations under this Lease and pay rent to whomsoever may be lawfully entitled to same from time to time. Tenant hereby agrees to execute, if same is required, any and all instruments in writing which may be requested by Landlord to subordinate Tenant's rights acquired by this Lease to the lien of any such mortgage or deed of trust, as aforesaid.

        31. Holding Over. If, after expiration of the term of this Lease, including any renewal thereof, Tenant shall remain in possession of the leased premises and continue to pay rent without a written agreement as to such possession, the Tenant shall be deemed a month-to-month Tenant and the rental rate during such holdover Tenant shall be equivalent to the monthly rental paid for the last month of tenancy under this Lease and shall be increased by an amount equal to twenty-five (25%) per cent of said last monthly rental amount. No holding over by Tenant shall operate to renew or extend this Lease without the written consent of Landlord to such renewal or extension having first been obtained.

        32. Modification. No modification of this Lease shall be binding unless in writing and signed by the parties hereto.

        33. Late Charge. The Landlord shall have the right to collect from Tenant a collection charge for each and every payment due to Landlord hereunder which is delinquent, said charge being Twenty Five and No/100 Dollars ($25.00) or three per cent (3%) of said payment, whichever sum shall be greater. Said amounts shall be considered late rental payments under the terms of this lease. Payment of such late rental payments shall not excuse or cure any default by Tenant under this Lease.

        34. Memorandum of Lease - Recording. The parties hereto agree this Lease shall be recorded.

        35. Notice Procedure. All notices, demands, and requests which may or are required to be given by either party to the other shall be in writing and such that are to be given to Tenant shall be deemed to have been properly given if served on Tenant or sent to Tenant by United States registered mail, return receipt requested, properly sealed, stamped, and addressed to Tenant at Box 588, Taos, New Mexico, 87571, and such as are to be given to Landlord shall be deemed to have been properly given if personally served on Landlord or if sent to Landlord, United States registered mail, return receipt requested, properly sealed, stamped and addressed to Landlord's representative as indicated herein, or at such other place as Landlord may from time to time designate in a written notice to Tenant. Any notice given by mailing shall be effective as of the date of mailing as shown by the receipt given therefor.

        36. Controlling Law. This lease and all terms hereunder shall be construed consistent with the laws of the State of Colorado. Any dispute resulting in litigation hereunder shall be resolved in Court proceedings instituted in Colorado in no other jurisdiction.

        37. Binding Upon Successors. The covenants and agreements herein contained shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. This Lease shall be signed by the parties in duplicate, each of which shall be a complete and effective original Lease.

        38. Partial Invalidity. If any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease of the application of such term, covenant or condition to persons and circumstances other than those to which it has been held invalid or unenforceable, shall not be affected thereby, and each term, covenant and condition of this Lease shall be valid and shall be enforced to the fullest extent permitted by law.

        39. Broker's Commission. Tenant warrants and represents that Ruth Kinnie and Moore and Company are the only persons and/or companies with the Tenant has dealt that brought about this lease agreement, and Tenant does hereby indemnify and hold Landlord harmless from and against any claim for commissions, fees, or payments of any kind, or notice from any and all other persons and/or companies with whom the Tenant may have dealt.

        40. Miscellaneous. All marginal notations and paragraph headings are for purposes of reference and shall not affect the true meaning and intent of the terms hereof. Throughout this Lease, wherever the words "Landlord" and "Tenant" are used, they shall include and imply to the singular, plural, persons both male and female, companies, partnerships and corporations, and in reading said Lease, the necessary grammatical changes required to make the provisions hereof mean and apply as aforesaid shall be made in the same manner as though originally included in said Lease.

        See Exhibit A attached hereto for further provisions and amendments to this Lease.

        IN WITNESS WHEREOF, the parties have executed this Lease as of the date hereof.

                LANDLORD:       COLORADO NATIONAL BANK, Boulder Nominee

                                By:
                                   ------------------------------------------

                TENANT:         OVERLAND SHEEPSKIN CO.

                                By: /s/ JAMES LEAHY
                                    -----------------------------------------
                                        James Leahy, President

                                   EXHIBIT E
                                   ---------

                               TO LEASE AGREEMENT

                                    BETWEEN

               COLORADO NATIONAL BANK, BOULDER NOMINEE (Landlord)

                                      AND

                        OVERLAND SHEEPSKIN CO. (Tenant)

                               DATED MAY 4, 1984

        The following terms and provisions are incorporated by reference into the Lease, and amend, modify, and supersede anything to the contrary contained in the Lease.

        A. With reference to paragraph 13B of the Lease, the following proviso of such paragraph is deleted in its entirety:

                Provided, however, Landlord shall have the option to require Tenant to remove any or all such fixtures, additions and/or alterations Landlord deems to be of a specific use or nature, and to restore the leased premises to good condition, all at Tenant's cost and expense.

The following proviso is deleted in its entirety and the following matter is substituted therefor:

                Provided, however, Landlord shall have the option to require Tenant to remove any and all such fixtures, additions and/or alterations Landlord reasonably deems to be specific and appropriate only to the business of the Tenant or its subtenants hereunder and generally inappropriate to other retail business use, and in case such removal is required, Tenant shall restore the leased premises to a good condition, all at Tenant's cost and expense.

        B. With reference to the third unnumbered paragraph of paragraph 14 of the Lease, such paragraph is deleted in its entirety and the following matter is substituted therefor:

                Upon execution of this Lease, the Tenant shall make reasonable good faith efforts to obtain building approval, from the city of Boulder and from any other governmental authority from which building approval is required, for plans and specifications approximating those appended hereto, which plans may require a change in location of doors and windows and which plans, when final, shall include any and all landscaping as may be required by any governing authority and which plans shall be approved by Landlord. In the event that, after such reasonable good faith efforts, Tenant is unable to obtain such approvals within one month from the date of commencement of this Lease, Tenant shall then have 5 days during which the Tenant may terminate this Lease, and if the Tenant does so terminate the Lease, pursuant to paragraph
                5 hereof, the Landlord shall retain any sums paid herewith as security deposit provided, however, that Tenant shall have no right of assignment or subletting during such period ending with the expiration of the option to terminate this Lease upon failure to obtain building approvals. In the event Tenant obtains such building approvals within said one-month period, or in the event that, having failed to obtain such approvals, Tenant does not exercise its option to terminate within said 5-day period, the Tenant shall have no option to terminate the lease pursuant to this paragraph for the duration of the period of initial construction of the repairs, alterations, improvements or additions initially proposed to be made to the lease premises by the Tenant as above referenced. Upon completion of such construction, however, (i) Tenant shall then have the option to terminate this Lease if the Tenant is required by the City of Boulder or governmental authority to make repairs, alterations, improvements or additions to the leased premises costing in excess of $25,000; and (ii) Tenant shall again have the rights of assignment and subletting set forth in this Lease.

        C. With reference to the first unnumbered paragraph of paragraph 20 of the Lease, the phrase "as reasonably estimated by Landlord" in the third line thereof is deleted, and the following matter is substituted therefore:

                as certified to by a registered architect reasonably acceptable to the Landlord and the Tenant,

so that the first sentence of such first unnumbered paragraph of paragraph 20 shall read as follows:

                In the event that the lease premises are destroyed or so damaged by fire or other casualty that, as certified to by a registered architect reasonably acceptable to the Landlord and the Tenant, repairs to the leased premises in order to render the same tenantable once again would require in excess of 120 days from the date of destruction or damage if promptly and diligently processed, the Landlord shall have the option to terminate this Lease, provided that if the Landlord wishes to terminate this Lease it gives written notice of termination to Tenant within thirty (30) days of the date of such damage or the option to terminate shall be void.

        D. With reference to the second unnumbered paragraph of paragraph 23 of the Lease and notwithstanding anything to the contrary contained therein, in the event of a breach by the Tenant (other than failure of the Tenant to pay sums of money when due) and such breach would reasonably require more than 30 days to cure after notice of default, the Tenant shall be deemed to have cured the breach if the Tenant shall have substantially commenced to cure such breach within 30 days after receipt of notice of default and shall diligently thereafter complete the cure of such breach, and further provided that tenant shall continue to make any and all payments due to Landlord on a timely basis.

        E. With reference to paragraph 30 of the Lease, the following underlined matter is added at the end of such paragraph, so that the last sentence thereof reads as follows:

                Tenant hereby agrees to execute, if same is required, any and all instruments in writing which may be requested by Landlord to subordinate Tenant's rights acquired by this Lease to the lien of any such mortgage or deed of trust, as aforesaid; provided, however, that such subordination agreements contain
                -------------------------------------------------------------
                the non-disturbance agreements contemplated by the provisions
                -------------------------------------------------------------
                of this paragraph.
                ------------------

        F. With further reference to paragraph 30, the following matter is added thereto as a second unnumbered paragraph of such paragraph 30:

                The premises are presently encumbered by the lien of a deed of trust in favor of Boulder Historical Society, securing an initial indebtedness of $225,000.00, dated March 18, 1981, recorded March 19, 1981 on Film 1158 as Reception No. 438519 of the Boulder County records. The indebtedness secured bears interest at the rate of 11% per annum, and is payable in quarterly amortizing payments over a term of 25 years, each in the approximate amount of $6,600.00. Landlord agrees that, in the event of any default by Landlord in paying said indebtedness which results in commencement of foreclosure against the demised premises, and if permitted by law or by the holder or beneficiary of said deed of trust, Tenant may pay such amount as may be required to cure such default and thereafter to maintain payments to such holder so as to avoid further defaults, and any amount so paid by Tenant to such encumbrancer shall be credited against amounts of rent next due from Tenant to Landlord under this Lease. Tenant shall pay to Landlord the amount of excess, if any, of rental due hereunder over the amount paid to said encumbrancer.

        G. With reference to paragraph 39 of this Lease, and notwithstanding anything to the contrary contained herein, the Landlord hereby agrees to pay any and all commissions due to Ruth Kinnie and Moore and Company arising from the negotiation and/or consummation of this Lease.

                                                   APPENDIX 2

                               SUBLEASE AGREEMENT

        This Sublease Agreement made and entered into this 7 day of August, 1984, by and between Overland Sheepskin Co., a New Mexico corporation qualified to do business in Colorado, hereinafter referred to as Sublessor, and Natural Horizons, Inc., a Colorado corporation, hereinafter referred to as Sublessee.

                                  WITNESSETH:

        WHEREAS, Sublessor, is the tenant of that certain lease dated
May 16, 1984, between Colorado National Bank, Boulder, Nominee, Landlord and Sublessor, Tenant, of the building located at 1655 Broadway, Boulder, Colorado, hereinafter referred to as the Base Lease, and which is incorporated herein as Exhibit A hereto, and

        WHEREAS, Sublessee desires to lease from Sublessor that part of 1655 Broadway described in the attached Exhibit B, said portion hereinafter called Subleased Premises, for the purpose of storage and food preparation of Alfalfa's Market and other grocery stores of Natural Horizons, Inc., and

        WHEREAS, Sublessor desires to sublease the said Subleased Premises to Sublessee,

        IT IS THEREFORE AGREED by and between the parties for and in consideration of the mutual promises and undertakings herein contained as follows:

        1. Sublessor does hereby lease unto Sublessee the Subleased Premises for a term commencing at 12:00 noon on the date of execution hereof, until 12:00 noon six years after the commencement date of the Base Lease (the "Initial Term"), unless sooner terminated or extended as provided herein, subject to the agreement herein contained.

        2. In the event Sublessor renews the Base Lease pursuant to paragraph 3 of the Base Lease, Sublessee shall be given the option to renew this Sublease for an additional term of six years ("Extended Term") upon the same conditions as herein set forth, by giving written notice of its intention to renew not less than 120 days nor more than 180 days prior to the expiration of the Initial Term.

        3. Sublessee shall pay rent in advance, on the first day of each month beginning when all improvements to the Subleased Premises are substantially complete so that the Subleased Premises are ready for use and have been approved by governmental authorities, but in no event shall this be subsequent to September 30, 1984. Rent to be paid in the following amounts:

        a. A fixed percentage of all rental amounts and additional rents or other charges payable by Sublessor to Landlord pursuant to the Base Lease, including rental adjustments or escalations for both terms if applicable, real property taxes, insurance premiums, and including common building operating and upkeep expenses. This fixed percentage will be a percentage of the rental amounts set forth above and such percentage will be the percentage of the total area of the Sublessor's leased premises that are herein rented by the Sublessee. Such fixed percentage will be agreed to by the parties in a written addendum hereto as soon as the dividing wall separating the Subleased Premises from the remainder of 1655 Broadway is completed. When the dividing wall is completed, the parties will determine accurately the percentage of 1655 Broadway being subleased hereby. In the event the parties cannot agree on such percentage, such percentage shall be finally and conclusively determined by a registered architect or engineer mutually acceptable to Sublessor and Sublessee. In the event the Sublessor and Sublessee cannot agree on a single architect or engineer, each party shall select a registered architect or engineer and the two architects or engineers so selected shall elect a third and together the three architects or engineers shall jointly determine such percentage.

                b. An additional monthly charge for rent equal to $2.00 per square foot per year of the Subleased Premises, as determined by the parties pursuant to the above paragraph, shall be payable monthly in advance so as to cover Sublessee's share of the cost of initial improvements to 1655 Broadway and the expense of financing such improvements over the Initial
Term. This additional monthly charge shall run for 72 consecutive months at which time it shall cease.

                c. In the event that insurance costs are increased because of the existence of a food preparation business in the Subleased Premises or due to the uses of Sublessee in the Subleased Premises, this insurance increase shall be borne solely by the Sublessee.

        4. Sublessee shall also pay the costs of utilities incurred in the Subleased Premises through separate meters with direct billing to Sublessee.

        5. Sublessee shall have possession of the Subleased Premises immediately after obtaining any and all required governmental approvals for the contemplated operations and uses of the Subleased Premises, and, along with its employees, business invitees, guests, and suppliers, shall have use of the Subleased Premises at all times during the Initial Term and Estimated Term hereof. Sublessee shall use and occupy the Subleased Premises solely and exclusively for the purposes of storage and food preparation for Alfalfa's Market and its other grocery stores. Sublessee shall not use or permit upon the premises anything unreasonably dangerous to life or limb, deface or injure the premises, nor create a nuisance on the premises, including unpleasant odors, and will comply with all governmental, health and policy requirements respecting the premises as well as the terms and conditions of the Base Lease which apply to it.

        6. Sublessee shall install an adequate sprinkler system for the Subleased Premises in order to satisfy all governmental and insurance requirements.

        7.      All rights and remedies of Landlord contained in the Base Lease
(i) are incorporated herein by reference; (ii) shall for the purposes hereof be deemed rights of the Sublessor against the Sublessee; and (iii) may be used by Sublessor in the event of a breach of the terms and conditions of the Base Lease and of the Sublease. All the obligations of Sublessor to the Landlord in the Base Lease shall similarly be binding on Sublessee and shall be obligations of Sublessee to Sublessor, except for (i) the payment of rents and (ii) other provisions which are specifically covered hereunder. There is nothing in the Sublease that shall invalidate the Base Lease or extensions thereof or which supersedes the terms of the Base Lease or extension thereof. The Sublease shall indemnify and hold harmless the Sublessor from any losses or damages, whether direct or consequential, suffered by the Sublessor as a result of any breach of this Sublease or the Base Lease by the Sublessee. Such indemnify shall extend to all losses of Sublessor, including costs of court and reasonable attorney fees, arising from the enforcement of any rights of the Landlord against the Sublessor as a result of breach of this Sublease or the Base Lease by the Sublessee.

        8. Sublessee shall prepare the Subleased Premises in such a manner at to avoid unreasonable interference with Sublessor's ability to obtain its necessary occupancy permits in order to open its business August 1, 1984. Should any action of Sublessee defer Sublessor's ability to do the same, and notwithstanding anything contained herein to the contrary, Sublessee's percentage of rent and other additional rents pursuant to section 3 hereof shall be 100% until Sublessee complies with whatsoever requirements are necessary to allow Sublessor to obtain the necessary occupancy permits for its business.

        9. This Sublease shall have no force or effect unless and until the Landlord's approval set forth hereinbelow has been executed by the Landlord.

        EXECUTED by the parties hereto on the dates set forth beneath their respective signatures.


SUBLESSOR:                                    SUBLESSEE:
Overland Sheepskin Co.                        Natural Horizons, Inc.
a New Mexico corporation                      a Colorado corporation


By /s/ JIM TERRY                              By /s/ OFFICER OF NATURAL
   ----------------------                            HORIZONS, INC.
   President                                     ---------------------
                                                 President

Dated: August 7, 1994                         Dated:  Aug 14, 1984

Subject to all the terms and conditions of the Base Lease Agreement between Colorado National Bank-Boulder, Nominee as Landlord and Overland Sheepskin Co. as Tenant, including, but not limited to, the assignment of leases and rents, and without passing on any of the other contents herein, and further subject to the rules and regulations attached hereto and made a part hereof, we, therefore, as Landlord and pursuant to paragraphs 16 and 26 of the Base Lease, hereby consent to the above Sublease and agree to the use of the Subleased Premises for the purposes included in paragraph 5 of this Sublease including, but not limited to, food preparation and use of a similar nature.

LANDLORD:

Colorado National Bank,
Boulder Nominee


By /s/ ROBERT POLIS
  --------------------------
   Robert Polis, Appointee

Dated:  8/17/84

                                BROADWAY COMPLEX
                       PARKING LOT RULES AND REGULATIONS

        1) There shall be no loading or unloading of any trucks for any tenant in any location except directly outside of that tenant's leased premises or in areas designated by the landlord.

        2) There shall be no storage, temporary or permanent, of any skids, pallets, boxes, containers, supplies, equipment, or inventory in the parking lot, common areas, or anywhere in the exterior of the leased premises.

        3) There shall be no trash receptacles on the exterior of the leased premises unless approved in writing by the landlord.

        4) Trash shall not be permitted to accumulate in greater quantity than the approved trash receptacle was meant to accommodate.

        5) Odors from trash, inventory, or operations of business shall be removed immediately and shall be prevented from recurring by the tenant causing such odors.

Addendum to Sublease Agreement dated August 7, 1984, between Overland Sheepskin Company and Natural Horizons Inc.

1. NOTWITHSTANDING ANYTHING in the sublease agreement, the parties hereby agree that the area of the building leased to sublessee is 2456 square feet which comprises 37.8% of the 6500 square foot building referred to in the base lease.

2. The beginning monthly base rent shall be $2150 per month (.378 X 5687.50) and shall be adjusted annually according to the provisions in the base lease.

3. Sublessee agrees to pay for all costs of installation of sublessee's own electrical service, gas service, sprinkler system, plumbing service, water service, telephone, security, and all other improvements and installs on the subleased premises.

4.      Sublessor agrees to provide the space in the following condition only:

        a.      Existing walls and ceiling and floors unfinished and unrepaired

        b.      No plumbing service or fixtures

        c.      Existing door

5. NOTWITHSTANDING ANYTHING to the contrary in the sublease agreement, sublessor does not grant sublessee the use of any parking assigned for the specific use of sublessor in the base lease.

6. The fixed percentage referred to in paragraph 3a of the sublease agreement is 37.8%.

7. The additional monthly rental charge referred to in paragraph 3b shall be $409 per month. (2456 X 2 / 12 = $409)

                              Dated August 7, 1984


OVERLAND SHEEPSKIN COMPANY                      NATURAL HORIZONS, INC.


/s/  OFFICER OF OVERLAND                        /s/ OFFICER OF NATURAL
     SHEEPSKIN COMPANY                              HORIZONS, INC.
- ------------------------------                  -------------------------------
Sublessor                                       Sublessee

                                   EXHIBIT D

                                   SCHEMATIC